UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2026

Personalis, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38943	27-5411038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 Dumbarton Circle Fremont, California	94555
(Address of Principal Executive Offices)	(Zip Code)

(650) 752-1300

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PSNL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On July 20, 2026, Personalis, Inc., a Delaware corporation (the “Company”) and Tempus AI, Inc., a Nevada corporation (“Tempus”) issued a joint press release announcing the proposed acquisition of the Company by Tempus, the full text of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference (the “Press Release), which includes certain preliminary financial and operational results of the Company for the quarter ended June 30, 2026.

Item 7.01.	Regulation FD Disclosure.

On July 20, 2026, the Company and Tempus announced that they entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Tempus, Aviary Development, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Tempus (“Merger Sub I”), and Toucan Development, LLC, a Nevada limited liability company and a direct, wholly-owned subsidiary of Tempus (“Merger Sub II”), pursuant to which, subject to the terms and conditions of the Merger Agreement, (i) Merger Sub I will merge with and into the Company (the “First Merger”), with the Company surviving the First Merger as a direct, wholly-owned subsidiary of Tempus, and (ii) immediately following the First Merger, the Company will merge with and into Merger Sub II (the “Second Merger”), with Merger Sub II surviving the Second Merger as a direct, wholly-owned subsidiary of Tempus.

The information provided in Item 2.02 and this Item 7.01, including Exhibit 99.1 of this Current Report in Item 9.01, is “furnished” pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This communication relates to a proposed business combination transaction between Tempus and the Company. This communication includes forward-looking statements within the meaning of federal securities laws. Forward-looking statements relate to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of our operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “predicts,” “potential,” “continue,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined company or the price of Tempus’s common shares or the Company’s stock. Therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the possibility that stockholders of the Company may not approve the merger agreement; the risk that a condition to closing of the transaction may not be satisfied (or waived), that either party may terminate the merger agreement or that the closing of the transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the response of competitors to the proposed transaction; the ultimate timing, outcome and results of integrating the operations of Tempus and the Company; the effects of the business combination of Tempus and the Company, including the combined company’s future financial condition, results of operations, strategy and plans; regulatory approval and clearances of the transaction; the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the transaction; the significant costs associated with the proposed transaction; potential litigation relating to the proposed transaction; restrictions during the pendency of the proposed transaction that may impact the ability of Tempus and/or the Company to pursue certain business opportunities or strategic transactions; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; legislative, regulatory and economic developments affecting the business of Tempus and the Company; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which Tempus and the Company operate; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Tempus’s or the Company’s response to any of the aforementioned factors. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Tempus’s and the Company’s respective periodic reports and other filings with the SEC, including the risk factors identified in Tempus’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and the Company’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither Tempus nor the Company undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Additional Information and Where to Find It

In connection with the proposed merger, Tempus will file with the SEC a registration statement on Form S-4 which will include a document that serves as a prospectus of Tempus and a proxy statement of the Company (the “proxy statement/prospectus”). Tempus, the Company and certain of their respective affiliates intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. After the registration statement has been declared effective by the SEC, the proxy statement/prospectus will be sent to the stockholders of the Company seeking their approval of the transaction-related proposals. This communication is not a substitute for the registration statement, the proxy statement/prospectus, the Schedule 13E-3 or any other document that the Company or Tempus may file with the SEC with respect to the proposed business combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PROXY STATEMENT/PROSPECTUS, THE SCHEDULE 13E-3 AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TEMPUS, THE COMPANY AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Tempus at its website, www.tempus.com, or from the Company at its website, www.personalis.com. Documents filed with the SEC by Tempus will be available free of charge by accessing Tempus’s website at https://investors.Tempus.com/financials/sec-filings, under the heading SEC Filings, or, alternatively, by contacting Tempus’s Corporate Secretary at Tempus AI, Inc., 600 West Chicago Avenue, Suite 510, Chicago, Illinois 60654, and documents filed with the SEC by the Company will be available free of charge by accessing the Company’s website at www.personalis.com under the heading Investor or, alternatively, by contacting the Company’s Investor Relations department at investors@personalis.com.

Participants in the Solicitation

Tempus and the Company and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company and Tempus in respect of the proposed merger under the rules of the SEC. Information regarding the Company’s directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation” contained in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2026 annual meeting of stockholders, which was filed with the SEC on April 2, 2026. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the applicable “as of” date described in its 2026 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC, including (i) the Form 4 filed by Dr. Myers on May 14, 2026; (ii) the Form 4 filed by Ms. Bloom on May 14, 2026; (iii) the Form 4 filed by Ms. Shoff on May 14, 2026; (iv) the Form 4 filed by Dr. Widder on May 14, 2026;

(v) the Form 4 filed by Mr. Bowman on May 14, 2026; (vi) the Form 4 filed by Ms. Eastham on May 14, 2026 and the Amended Form 4 filed by Ms. Eastham on June 11, 2026; (vii) the Form 4s filed by Mr. Tachibana on May 29, 2026, June 5, 2026, June 26, 2026 and June 29, 2026; (viii) the Form 4 filed by Dr. Chen on July 15, 2026; and (ix) the Form 4s filed by Mr. Hall on May 29, 2026, June 26, 2026 and July 9, 2026. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company or Tempus using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Joint Press Release issued by Tempus and the Company, dated July 20, 2026 (furnished herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Personalis, Inc.

Dated: July 20, 2026	By:	/s/ Christopher Hall
Christopher Hall
Chief Executive Officer